                               LIST OF DOCUMENTS

                3/00 (sixth) AMENDMENT (dated March 31, 2000) TO

                         REPURCHASE FINANCING AGREEMENT

                              dated October 9, 1996
                                      among

                            ASSOCIATES FUNDING, INC.,
                            RYLAND MORTGAGE COMPANY,
                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
           (formerly named Texas Commerce Bank National Association), as a Lender and as Agent for the other Lenders
                            and certain other Lenders

         Extends the termination date by 364 days to March 30, 2001.

1.       3/00 Amendment to Repurchase Financing Agreement

2.       Officer's Certificate of Associates Funding, Inc.

3.       Officer's Certificate of Ryland Mortgage Company

                                       18

                                 3/00 AMENDMENT

                             (the sixth amendment)
                           dated as of March 31, 2000
                                       to

                         REPURCHASE FINANCING AGREEMENT
                          dated as of October 9, 1996

                                     among

                            ASSOCIATES FUNDING, INC.
                                  ("Borrower")

                             RYLAND MORTGAGE COMPANY
                                 ("Guarantor")

                 CHASE BANK OF TEXAS, BANK NATIONAL ASSOCIATION
                      ("Chase Texas"), as Agent ("Agent")

                                      and

                                CERTAIN LENDERS

        $35,000,000 (originally $100,000,000) Revolving Credit Facility with $10,000,000 subline for
                           performing mortgage loans
                        formerly securing redeemed bonds

                                  [Chase Logo]

                                       19

                                       20

                                       21

                                3/00 AMENDMENT TO
                         REPURCHASE FINANCING AGREEMENT

                                    Preamble

         THIS 3/00  AMENDMENT  TO  REPURCHASE  FINANCING  AGREEMENT  (the  "3/00
Amendment") entered into as of March 31, 2000, among ASSOCIATES FUNDING, INC., a
Delaware corporation ("Borrower"),  RYLAND MORTGAGE COMPANY, an Ohio corporation
("Guarantor"),  CHASE BANK OF TEXAS, BANK NATIONAL ASSOCIATION1 ("Chase Texas"),
as a lender and as agent for the  lenders  from time to time party  thereto  (in that capacity, the "Agent"), and Chase Texas, as currently the only lender party to the Loan  Agreement  (defined  below) to amend (for the sixth  time) the Loan
Agreement recites and provides as follows:

                                    Recitals

         Borrower and Guarantor (the  "Companies") and Chase Texas, as Agent and
the only lender (the lenders  thereunder being called the "Lenders"),  are party to the Repurchase  Financing  Agreement  dated as of October 9, 1996 (as amended through  the  date  of this  amendment,  the  "Loan  Agreement")  providing  for revolving  credit loans of (originally) up to $100 million of principal lent and outstanding  on any day during the term of the Loan  Agreement,  and  previously amended to, among other things, reduce such limit to $35 million.  Terms defined in the Loan  Agreement  have the  same  meanings  when  used,  unless  otherwise defined, in this amendment.  This amendment is for the purposes of extending the
Stated  Termination  Date from  March 31,  2000 to March 30,  2001 and  updating certain definitions.  Accordingly,  for valuable and acknowledged consideration, the parties to this amendment agree as follows:

A.   Amendments.

          1.   Amendment  of Section  1.1.  Section 1.1 is amended by adding the following new definitions, in alphabetical order:

                    3/00  Amendment  means  the  3/00  Amendment  to  Repurchase
               Financing  Agreement dated as of March 31, 2000,  executed by the parties hereto and amending this Agreement (for the sixth time).

                    Bloomberg  British Bankers  Association LIBOR Page means the display designated as page "LIBOR" on the Bloomberg British Banks
               Association   rates   service  or  such   other   internationally
               recognized  service as the Agent shall  select from time to time, or such other page,  if any,  as shall  replace the LIBOR page on any such selected  service for the purpose of  displaying  London interbank offered rates of major banks.

--------
        1 Before January 20, 1998, Chase Bank of Texas, National Association was
named Texas Commerce Bank National Association.

                                       22

                    Section  1.1 is further  amended by amending  the  following definitions to henceforth read as follows:

                         LIBOR  means,  for any  LIBOR  Borrowing,  the  rate of
                    interest  per  annum  that is equal to the rate per annum --
                    rounded  upwards,  if necessary,  to the nearest basis point
                    (0.01%) -- determined by The Chase  Manhattan Bank (which is an  Affiliate  of  Chase  Texas)  to be the  average  of the interest  rates  available  to it  in  accordance  with  the then-existing  practices in the interbank  market in London,
                    England at approximately 11:00 a.m. London time for that day for the  offering  to The Chase  Manhattan  Bank by  leading dealers in such interbank market for delivery on that day of
                    U.S.  dollar  deposits each for a term and in an amount that are  fairly  comparable,  respectively,  to the  term of the
                    Interest  Period  and the  amount of that  LIBOR  Borrowing;
                    provided  that if for any reason the Agent cannot  determine such rate for any such second  Business  Day, then LIBOR for that day shall be the rate of  interest  per  annum  that is equal to the arithmetic  mean of the rates  appearing on the
                    Bloomberg British Bankers Association LIBOR page as of 11:00
                    a.m.,  London  time,  on the second  Business Day before the first day of the applicable Interest Period for the offering by such  institutions as are named therein to prime banks in the Eurodollar interbank market in London, England, for U.S.
                    dollar  deposits  each for a term and in an amount  that are fairly comparable, respectively, to the term of the relevant
                    Interest  Period  and  the  amount  of  the  relevant  LIBOR
                    Borrowing.  The Agent's  determination of LIBOR for each day shall be conclusive and binding, absent manifest error.

                         Stated Termination Date means March 30, 2001.

                    And Schedule 1.1(a) (first referred to in the Loan Agreement in the  definition of  "Commitment"  in Section 1.1 and last updated  by  the  3/99  Amendment  to  Repurchase  Financing
                    Agreement  dated March 31,  1999) is amended in its entirety to henceforth read as does Schedule  3/00-1.1(a) attached to this amendment and hereby made a part hereof.

B.   Conditions  Precedent.  Paragraph 1 above shall not be effective  until (a)
     the Agent receives  counterparts  of this amendment  executed by all of the parties named below, (b) for any officer of either Company signing below on behalf of that Company but not included in  certificates  of incumbency for that Company delivered to the Agent before this amendment, Agent receives a certificate  of the secretary or assistant  secretary of that Company about the  due  incumbency  of that  officer,  and  (c) if the  Agent  reasonably requires,  the Agent  receives  resolutions of the directors of any Company authorizing  this  amendment  certified  as  accurate  and  complete by the secretary or assistant secretary of the appropriate Company.

                                       23

C.   Representations  and  Warranties.   The  Companies  jointly  and  severally
     represent  and  warrant to Agent and Lenders  that,  as of the date of this amendment  and on the date of its  execution  (a) the  representations  and warranties in the Loan Papers are true and correct in all material respects except to the extent  that (i) a  representation  or  warranty  speaks to a specific  date or (ii) the facts on which a  representation  or warranty is based have changed by transactions or conditions  contemplated or permitted by the Loan papers, and (b) no Default or Potential Default exists.

D.   Ratification.  The Companies  ratify and confirm (a) all  provisions of the
     Loan  Papers as  amended  by this  amendment  and (b) that all  guaranties, assurances  and Liens  granted,  conveyed,  or assigned to Agent or Lenders under  the Loan  Papers,  as they  may have  been  revised,  extended,  and amended,  continue to  guarantee,  assure,  and secure the full payment and performance of the Obligation (including,  without limitation,  all amounts evidenced now or in the future by any note delivered under this amendment).

E.   Miscellaneous.  All  references in the Loan Papers to the "Loan  Agreement"
     are to the Loan Agreement as amended by this amendment. This amendment is a
     "Loan Paper" referred to in the Loan Agreement, and the provisions relating to Loan Papers in the Loan Agreement are  incorporated in this amendment by reference.  Except as specifically  amended and modified in this amendment, the Loan  Agreement  is unchanged  and  continues in full force and effect.
     This amendment may be executed in any number of counterparts  with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.  This amendment  binds and  benefits the  Companies,  Agent,  Lenders,  and their respective  successors and permitted assigns.  THIS AMENDMENT AND THE OTHER
     LOAN PAPERS  REPRESENT THE FINAL AGREEMENT  BETWEEN THE PARTIES AND MAY NOT
     BE CONTRADICTED BY EVIDENCE OF PRIOR,  CONTEMPORANEOUS,  OR SUBSEQUENT ORAL
     AGREEMENTS BY THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS  BETWEEN
     THE PARTIES.

                                       24

         EXECUTED as of the day and year first stated above.

ASSOCIATES FUNDING, INC.                     RYLAND MORTGAGE COMPANY

By:     /s/ Susan M. Cass                  By:     /s/ Susan M. Cass
        ------------------------------             -----------------------------
(Name)  Susan M. Cass                      (Name)  Susan M. Cass
        ------------------------------             -----------------------------
(Title) Senior Vice President              (Title) Senior Vice President and CFO
        ------------------------------             -----------------------------

CHASE BANK OF TEXAS, NATIONAL
ASSOCIATION, as Agent and as a Lender

By:     /s/ Michael W. Nicholson
        ------------------------------
(Name)  Michael W. Nicholson
        ------------------------------
(Title) Vice President
        ------------------------------

      Unnumbered counterpart signature page to 3/00 Amendment to Repurchase
   Financing Agreement among Associates Funding, Inc., Ryland Mortgage Company and Chase Bank of Texas, National Association

                                       25

                              SCHEDULE 3/00-1.1(a)
                              --------------------

                             LENDERS AND COMMITMENTS
                             -----------------------

================================================== =============================

                  Name of Lender                            Commitment

-------------------------------------------------- -----------------------------
-------------------------------------------------- -----------------------------

Chase Texas                                                $35,000,000
717 Travis, 6th Floor
O6TCBSouth56
Houston, TX  77252-7056
Attention: Michael Nicholson, Vice President
Fed Tax ID No. 74-0800980
Tel (713) 216-5335
Fax (713) 216-1567
================================================== =============================

                                       26

                              OFFICER'S CERTIFICATE

LENDER:           Chase Bank of Texas, National Association 1

COMPANY:          Associates Funding, Inc.

DATE:             March 31, 2000

________________________________________________________________________

         This  certificate  is  delivered  to  the  Lender  under  a  Repurchase
Financing  Agreement,  dated  as of  October  9,  1996,  as  amended  by a First
Amendment to  Repurchase  Financing  Agreement,  dated as of March 31, 1998 (the
"3/98 Amendment"),  a Second Amendment to Repurchase Financing Agreement,  dated
September  30, 1998 (the "9/98  Amendment"),  a Third  Amendment  to  Repurchase
Financing  Agreement  dated as of December 31, 1998 (the "12/98  Amendment"),  a
Fourth  Amendment to Repurchase  Financing  Agreement dated as of March 31, 1999
(the "3/99  Amendment"),  a Fifth Amendment to Repurchase  Financing  Agreement,
dated as of April 15,  1999 (the "4/99  Amendment"),  and a Sixth  Amendment  to
Repurchase  Financing  Agreement of even date  herewith  (the "3/00  Amendment")
(all  documents   collectively   referred  to  as  the   "Repurchase   Financing
Agreement")  between the  Company,  as Borrower,  Ryland  Mortgage  Company,  as
Guarantor  and the Lender,  both as Agent and Lender.  Unless they are otherwise defined in this request,  terms defined in the  Repurchase  Financing  Agreement have the same meanings here as there.

         The  undersigned  Company  officer  certifies to the Lender that on the date of this certificate:

         1.       The  undersigned  is  an  incumbent  officer  of  the  Company holding the title stated below the undersigned's signature below.

         2.       Attached  hereto  as  Annex A is a true and  complete  copy of the  resolution  of the  board  of  directors  of the  Company  authorizing  the
negotiation   and  execution  of  the  3/00   Amendment.   There  have  been  no
amendments to the  certificate  or articles of  incorporation  and bylaws of the
Company since October 1, 1996.

         3.       The  Company  officers  authorized  to execute and deliver the
3/00 Amendment are as follows:

      Name               Title                           Signature

Susan M. Cass            Sr. Vice President and CFO      /s/ Susan M. Cass
--------------------------------------------------------------------------------
Daniel G. Schreiner      President                       /s/ Daniel G. Schreiner
--------------------------------------------------------------------------------

                                             ASSOCIATES FUNDING, INC.

                                             By: /s/ Susan M. Cass
                                                -----------------------
                                             Name:    Susan M. Cass
                                             Title:   Sr. Vice President and CFO

--------
1 Until January 20, 1998, the Lender was named "Texas Commerce Bank National
Association"

                                       27

                                    ANNEX A
                                    -------

                            ASSOCIATES FUNDING, INC.
                              Consent of Directors

THE  UNDERSIGNED,  being  all the  directors  of  Associates  Funding,  Inc.,  a
Delaware  corporation,  hereby  waive the  calling  and  holding of a meeting of directors,  consent to the  following  action,  and direct that this  consent be filed with the minutes of proceedings of the Corporation:

         RESOLVED,  that Associates Funding,  Inc. is hereby authorized to enter into that certain Sixth  Amendment to Repurchase  Financing  Agreement,
         dated as of March 31,  2000 (the  "Sixth  Amendment"),  by and  between
         Ryland  Mortgage  Company as  Guarantor,  Associates  Funding,  Inc. as
         Borrower  and Chase  Bank of Texas,  National  Association  (previously known as Texas  Commerce Bank National  Association)  both as Agent and
         Lender,   amending  the  Repurchase  Financing  Agreement  between  the parties,  dated  October 9, 1996,  as amended by a First  Amendment  to
         Repurchase  Financing Agreement between the parties,  dated as of March
         31,  1998,  a  Second  Amendment  to  Repurchase   Financing  Agreement
         between the parties,  dated as of September 30, 1998 a Third  Amendment to  Repurchase  Financing  Agreement  between the parties,  dated as of
         December  31,  1998,  a  Fourth   Amendment  to  Repurchase   Financing
         Agreement  between  the  parties,  dated as of  March 31,  1999,  and a
         Fifth  Amendment to Repurchase  Financing  Agreement  dated as of April
         15,  1999  (the   Repurchase   Financing   Agreement  and   Amendments,
         collectively  referred  to as the  "Repurchase  Financing  Agreement"), for the purpose of (i) extending the stated  Termination  Date, as that term is defined in the Sixth  Amendment,  to March 30,  2001;  and (ii)
         updating  certain  other   definitions  in  the  Repurchase   Financing
         Agreement, all as more particularly set forth in the Sixth Amendment.

         RESOLVED,   that  officers  of  the   Corporation  be  and  are  hereby
         authorized,  empowered and  directed,  in the name and on behalf of the
         Corporation,  to  execute,  deliver,  record  and file all  agreements, certificates,  documents and other  instruments  and to take all action as may be  necessary  or, in their  judgment,  desirable  and proper in order to renew and  continue the  Repurchase  Financing  Agreement  and
         Amendments,  their execution and delivery to be conclusive  evidence of
         the  approval  of  the  terms  and   conditions  of  such  renewal  and
         continuation  of the Repurchase  Financing  Agreement and Amendment and
         the   related   agreements,    certificates,    documents   and   other
         instruments,  and all related  actions,  by the Board of Directors  and
         of  the   authority  of  the  officers  to  execute  and  deliver  such
         agreements,   certificates,  documents  and  instruments  in  the  form
         executed and delivered.

                                                 /s/  Susan M. Cass
                                            ------------------------------------
                                                      Susan M. Cass

                                                 /s/  Bruce N. Haase
                                            ------------------------------------
                                                      Bruce N. Haase

March 31, 2000

                                       28

                              OFFICER'S CERTIFICATE

LENDER:           Chase Bank of Texas, National Association 1

COMPANY:          Ryland Mortgage Company

DATE:             March 31, 2000

________________________________________________________________________

         This  certificate  is  delivered  to  the  Lender  under  a  Repurchase
Financing  Agreement,  dated  as of  October  9,  1996,  as  amended  by a First
Amendment to  Repurchase  Financing  Agreement,  dated as of March 31, 1998 (the
"3/98 Amendment"),  a Second Amendment to Repurchase Financing Agreement,  dated as  of  September  30,  1998  (the  "9/98  Amendment"),  a  Third  Amendment  to
Repurchase  Financing  Agreement  dated as of  December  31,  1998  (the  "12/98
Amendment"),  a Fourth Amendment to the Repurchase  Financing Agreement dated as of March 31, 1999 (the "3/99  Amendment"),  a Fifth  Amendment to the Repurchase
Financing  Agreement  dated as of April 15, 1999 (the "4/99  Amendment"),  and a
Sixth  Amendment to the  Repurchase  Financing  Agreement of even date  herewith
(the  "3/00  Amendment")  (all  documents   collectively   referred  to  as  the
"Repurchase   Financing   Agreement")  between  Associates  Funding,   Inc.,  as
Borrower,  the Company,  as Guarantor and the Lender,  both as Agent and Lender.
Unless  they  are  otherwise  defined  in this  request,  terms  defined  in the
Repurchase Financing Agreement have the same meanings here as there.

         The  undersigned  Company  officer  certifies to the Lender that on the date of this certificate:

         1.       The  undersigned  is  an  incumbent  officer  of  the  Company holding the title stated below the undersigned's signature below.

         2.       Attached  hereto  as  Annex A is a true and  complete  copy of the  resolution  of the  board  of  directors  of the  Company  authorizing  the
negotiation   and  execution  of  the  3/00   Amendment.   There  have  been  no
amendments to the  certificate  or articles of  incorporation  and bylaws of the
Company since October 1, 1996.

         3.       The  Company  officers  authorized  to execute and deliver the
3/00 Amendment are as follows:

     Name                Title                           Signature

Susan M. Cass            Sr. Vice President and CFO      /s/ Susan M. Cass
--------------------------------------------------------------------------------
Daniel G. Schreiner      President                       /s/ Daniel G. Schreiner
--------------------------------------------------------------------------------

                                             ASSOCIATES FUNDING, INC.

                                             By: /s/ Susan M. Cass
                                                -----------------------
                                             Name:    Susan M. Cass
                                             Title:   Sr. Vice President and CFO

                                       29

                                     ANNEX A
                                    -------

                            RYLAND MORTGAGE COMPANY
                              Consent of Directors

THE  UNDERSIGNED,  being all the directors of Ryland Mortgage  Company,  an Ohio corporation,  hereby  waive the calling  and holding of a meeting of  directors, consent to the  following  action,  and direct  that this  consent be filed with the minutes of proceedings of the Corporation:

         RESOLVED,  that Ryland Mortgage  Company is hereby  authorized to enter into the Sixth Amendment to Repurchase  Financing  Agreement,  dated as of March 31,  2000  (the  "Sixth  Amendment"),  by and  between  Ryland
         Mortgage  Company as Guarantor,  Associates  Funding,  Inc. as Borrower
         and Chase  Bank of Texas,  National  Association  (previously  known as
         Texas  Commerce  Bank National  Association)  both as Agent and Lender, amending  the  Repurchase  Financing  Agreement  between  the  parties, dated  October 9, 1996,  as amended by a First  Amendment to Repurchase
         Financing  Agreement  between the parties,  dated as of March 31, 1998, a Second  Amendment  to  Repurchase  Financing  Agreement  between  the parties,  dated  as  of  September  30,  1998,  a  Third  Amendment  to
         Repurchase  Financing  Agreement  between  the  parties,  dated  as  of
         December  31,  1998,  a  Fourth   Amendment  to  Repurchase   Financing
         Agreement  between  the  parties,  dated as of March  31,  1999,  and a
         Fifth Amendment to Repurchase  Financing  Agreement,  dated as of April
         15,  1999  (the   Repurchase   Financing   Agreement  and   Amendments,
         collectively  referred  to as the  "Repurchase  Financing  Agreement"), for the purpose of (i) extending the stated  Termination  Date, as that term is defined in the Sixth  Amendment,  to March 30,  2001;  and (ii)
         updating  certain  other   definitions  in  the  Repurchase   Financing
         Agreement, all as more particularly set forth in the Sixth Amendment.

         RESOLVED,   that  officers  of  the   Corporation  be  and  are  hereby
         authorized,  empowered and  directed,  in the name and on behalf of the
         Corporation,  to  execute,  deliver,  record  and file all  agreements, certificates,  documents and other  instruments  and to take all action as may be  necessary  or, in their  judgment,  desirable  and proper in order to renew and  continue the  Repurchase  Financing  Agreement  and
         Amendment,  their  execution and delivery to be conclusive  evidence of
         the  approval  of  the  terms  and   conditions  of  such  renewal  and
         continuation  of the Repurchase  Financing  Agreement and Amendment and
         the   related   agreements,    certificates,    documents   and   other
         instruments,  and all related  actions,  by the Board of Directors  and
         of  the   authority  of  the  officers  to  execute  and  deliver  such
         agreements,   certificates,  documents  and  instruments  in  the  form
         executed and delivered.

                                                     /s/ Timothy J. Geckle
                                              ----------------------------------
                                                         Timothy J. Geckle

                                                     /s/ Daniel G. Schreiner
                                              ----------------------------------
                                                         Daniel G. Schreiner

March 31, 2000

                                       30

                                    ANNEX A
                                    -------

                                  RESOLUTIONS

         WHEREAS,   it  is  proposed  that  Ryland  Mortgage  Company,  an  Ohio corporation,  as Borrower (the  "Corporation"),  enter into a first amendment to
Repurchase  Financing  Agreement,  dated as of March 31,  1998  with  Associates
Funding,  Inc.  as a  Guarantor  ("Associates"),  Chase Bank of Texas,  National
Association  (previously  known as Texas  Commerce  Bank  National  Association)
both as Agent ("Agent") and Lender  ("Lender") (the "Amendment"),  amending the
Repurchase  Financing Agreement between the parties,  dated October 9, 1996 (the
"Repurchase  Financing  Agreement"),   providing,  among  other  things,  for  a
sublimit  to the  Repurchase  Financing  Agreement  to finance up to $20 million dollars  from  time  to  time  outstanding  of the  Associate's  investments  in performing single-family mortgage loans; and

         WHEREAS,  the terms of the  proposed  amendment  and related  documents
(the "Loan  Papers")  have been  reported to and  reviewed by the  Corporation's directors; and

         NOW,   THEREFORE,   resolved,   that  the  proposed   Loan  Papers  are
authorized  and  approved,  and the  Corporation's  officers are each  severally authorized  and  directed to execute them for the  Corporation  and in its name, with such  changes in the Loan Papers'  terms and  provisions  as the  executing officer deems necessary or appropriate and in the  Corporation's  best interest;
and

         FURTHER RESOLVED,  that the  Corporation's  officers are each severally authorized  to  take,  or  cause  to be  taken,  any  and  all  action,  for the
Corporation  and  in its  name,  which  may be  required  for  the  transactions contemplated  by the Loan  Papers  or  which  any  officer  deems  necessary  or appropriate  and in the  Corporation's  best  interest,  but  attestation of any agreement or document by any officer is not required for its validity; and

         FURTHER   RESOLVED,   that  all  acts,   transactions   or   agreements
undertaken  before the adoption of these  resolutions  by any of the officers or representatives  of  Corporation in its name and for its account with any of the
Associates,  Agent or Lender in  connection  with the  amendment and Loan Papers are ratified, confirmed and adopted by the Corporation.

                                       31